EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report Form 10-K of Storage Engine, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Louis J. Altieri, Vice President, Finance and Administration of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Louis J. Altieri
                                    -----------------------------------
Dated:   March 31, 2003            Louis J. Altieri, Vice President,
                                   Finance and Administration
                                   (Principal Financial and Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to Storage Engine, Inc. and will be retained by Storage Engine, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.